STATEMENTS OF CASH FLOWS (Unaudited) - USD ($)		3 Months Ended
	Mar. 31, 2019	Mar. 31, 2020
Cash Flows from Operating Activities:
Net Loss	$ (4,000)	$ (461)
Changes in Operating Assets and Liabilities:
Amount due to related parties	4,000	(1,338,000)
Accrued expense	0	(11,790)
Intangible assets	0	(56,191)
Prepaid expenses	0	(13,531)
Net Cash Flows Used in Operating Activities:	0	(1,419,973)
Cash flow from financing activities:
Share issued for cash	0	78,000
Net cash provided by financing activities:	0	78,000
Effect of exchange rate changes on cash	0	(57,060)
Change in Cash and Cash Equivalents:	0	(1,399,033)
Cash and Cash Equivalents, Beginning of Period		6,591,128
Cash and Cash Equivalents, End of Period	0	5,192,095
Supplemental Cash Flow Information:
Cash paid for interest	0	0
Cash paid for taxes	$ 0	$ 0